                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Colorado MEDtech, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           OF COLORADO MEDTECH, INC.
                          TO BE HELD NOVEMBER 17, 1995

To the Shareholders of Colorado MEDtech, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Colorado MEDtech, Inc., a Colorado corporation (the "Company"), will be held on November 17, 1995 at 3:00 p.m. at Hotel Boulderado, 2115 12th Street, Boulder, Colorado for the following purposes:

     1. To elect seven directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

     2. To transact any other business as may properly come before the Annual Meeting or any adjournment thereof.

The close of business on October 10, 1995, has been fixed as the record date for the determination of holders of Colorado MEDtech, Inc. stock entitled to notice of, and to vote at, the Annual Meeting, and only shareholders of record at such time will be so entitled to vote.

In order for the proposals listed above to be approved, each proposal must be approved by the affirmative vote of holders of a majority of shares, voting as a group.

Whether or not you expect to attend the Annual Meeting, holders of Colorado MEDtech, Inc. Common Stock should complete, date, and sign the enclosed form of proxy card and mail it promptly in the enclosed envelope.


                                        By Order of the Board of Directors

                                        [SIGCUT]

                                        Bruce L. Arfmann
                                        Secretary of the Corporation

Date: October 17, 1995

PLEASE SIGN AND RETURN THE ENCLOSED FORM OF PROXY PROMPTLY WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                  COLORADO MEDTECH, INC.

                                    6175 Longbow Drive
                                    Boulder, CO 80301


                                    PROXY STATEMENT


                            ANNUAL MEETING OF SHAREHOLDERS

                                   November 17, 1995


                               SOLICITATION OF PROXIES

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Colorado MEDtech, Inc., a Colorado corporation ("MEDtech" or the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held on November 17, 1995, and at any and all adjournments of such meeting.

     If the enclosed Proxy Card is properly executed and returned in time to be voted at the meeting, the shares of Common Stock represented will be voted in accordance with the instructions contained therein. Executed proxies that contain no instructions will be voted FOR each of the proposals described herein. Abstentions (proxies not returned) and broker non-votes will be treated as shareholders absent from the Annual Meeting. The proxies will be tabulated and votes counted by American Securities Transfer, Incorporated.
It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 17, 1995.

     SHAREHOLDERS WHO EXECUTE PROXIES FOR THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AT ANY TIME PRIOR TO THEIR EXERCISE BY DELIVERING WRITTEN NOTICE OF REVOCATION TO THE COMPANY, BY DELIVERING A DULY EXECUTED PROXY CARD BEARING
A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

     The costs of the meeting, including the costs of preparing and mailing the Proxy Statement and Proxy, will be borne by the Company. Additionally, the Company may use the services of its Directors, officers and employees to solicit proxies, personally or by telephone, but at no additional salary or compensation. The Company will also request banks, brokers, and others who hold shares of Common Stock of the Company in nominee names to distribute proxy soliciting materials to beneficial owners, and will reimburse such banks and brokers for reasonable out-of-pocket expenses which they may incur in so doing.

                               OUTSTANDING CAPITAL STOCK

     The record date for shareholders entitled to vote at the Annual Meeting is October 10, 1995. At the close of business on that day, there were 6,901,762 shares of no par value Common Stock (the "Common Stock") of the Company outstanding and entitled to vote at the meeting.

                                QUORUM AND VOTING

     The presence, in person or by proxy, of the holders of a majority of the outstanding Common Stock is necessary to constitute a quorum for each matter voted upon at the Annual Meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his or her name on the record date. Abstentions and broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal.

                       ACTION TO BE TAKEN AT THE MEETING

     The accompanying proxy, unless the shareholder otherwise specifies in the proxy, will be voted (i) for the election of each of the seven nominees named herein for the office of director, and (ii) at the discretion of the proxy holders, on any other matter that may properly come before the meeting or any adjournment thereof.

     Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter of business is brought before the meeting, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of the Company's Common Stock, as of August 31, 1995, by each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, certain executive officers and each director of the Company, and all directors and executive officers as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, the Company believes that each of such persons has the sole voting and dispositive power over the shares held by him except as otherwise indicated.


                             AMOUNT AND NATURE
  NAME AND ADDRESS             OF BENEFICIAL             PERCENT
OF BENEFICIAL OWNER              OWNERSHIP               OF CLASS
-------------------          ------------------          --------
Michael R. Barr                  2,535,000(1)             31.96%
6175 Longbow Drive
Boulder, CO 80301

Vencor Investments, Inc.         2,500,000(2)             31.64%
c/o Greenbaum Doll
3300 First National Tower
Louisville, KY 40202-3197

Dean A. Leffingwell                766,005(3)             11.05%
6175 Longbow Drive
Boulder, CO 80301


Vern D. Kornelsen                  484,694(4)              6.99%
6175 Longbow Drive
Boulder, CO 80301

Clifford W. Mezey                  512,968(5)              7.33%
6175 Longbow Drive
Boulder, CO 80301

CMED Partners, Ltd.                408,413                 5.92%
1700 Broadway, Suite 1450
Denver, CO 80290-1401

John V. Atanasoff II               615,863(6)              8.27%
6175 Longbow Drive
Boulder, CO 80301

Brian Underhill                    372,708                 5.40%
303 Canyon Blvd.
Boulder, CO 80302

Ammon Balaster, Ph.D.              362,051                 5.25%
6175 Longbow Drive
Boulder, CO 80301

Lockett E. Wood, Ph.D.             197,712(7)              2.84%
6175 Longbow Drive
Boulder, CO 80301

Robert L. Sullivan                 355,000(8)              5.11%
6175 Longbow Drive
Boulder, CO 80301

Bruce L. Arfmann                   176,158(9)              2.50%
6175 Longbow Drive
Boulder, CO 80301

John E. (Jack) Wolfe               130,000(10)             1.86%
6175 Longbow Drive
Boulder, CO 80301

All Directors and Executive
 Officers as a group
 (10 persons)                    6,135,451                68.59%

________________
(1) Includes 1,500,000 shares and warrants to acquire 1,000,000 shares, which are currently exercisable or become exercisable within 60 days held by a wholly-owned subsidiary of Vencor, Inc. of which Mr. Barr is an officer and director. Mr. Barr disclaims beneficial ownership of all such shares and warrants. Also includes warrants issued to Mr. Barr to acquire 30,000 shares, which are currently exercisable or become exercisable within 60 days.

(2) Includes warrants to acquire 1,000,000 shares, which are currently exercisable or become exercisable within 60 days.

(3) Includes warrants to acquire 30,000 shares, which are currently exercisable or become exercisable within 60 days.

(4) Includes 408,413 shares held by CMED Partners, Ltd., of which Mr. Kornelsen is the general partner. Also includes
     428 shares owned by Mr. Kornelsen's wife as to which he disclaims beneficial ownership. Also includes 33,108 shares owned by the Saunders Construction Restated Profit
     Sharing Plan. Mr. Kornelsen is the investment manager as to such shares held by the plan, and disclaims beneficial ownership of shares owned by such plan. Also includes warrants to acquire 30,000 shares, which are currently exercisable or become exercisable within 60 days.

(5) Includes 272,622 shares held by the Petsy G. Mezey Trust, of which Mr. Mezey is a trustee. Also includes 7,000 shares owned by Mr. Mezey's wife for the benefit of grandchildren, as to which shares Mr. Mezey disclaims beneficial ownership. Also includes warrants to acquire
     95,300 shares, which are currently exercisable or become exercisable within 60 days. Also includes 79,746 shares subject to a voting agreement with an individual holding an irrevocable voting proxy from another shareholder.

(6) Includes 10,000 shares and warrants to acquire 10,000 shares, which are currently exercisable or become exercisable within 60 days that are owned by Mr.
     Atanasoff's sister as to which he disclaims beneficial ownership. Also includes options to purchase 483,333 shares and warrants to purchase 56,265 shares, which are currently exercisable or become exercisable within 60 days.

(7) Includes 26,965 shares held by Dr. Wood's sister or brother-in-law in their own names or as trustees for Dr.
     Wood's children. Dr. Wood disclaims beneficial ownership of all such shares. Also includes 18,722 shares held by Dr. Wood in an IRA account. Also includes options to purchase 51,025 shares, which are currently exercisable or become exercisable within 60 days.

(8)  Includes 300,000 shares held by CIBA Corning Diagnostics
     Corp., of which Mr. Sullivan is Senior Vice
     President-Finance. Mr. Sullivan disclaims beneficial ownership of all such shares. Also includes warrants to acquire 40,000 shares, which are currently exercisable or become exercisable within 60 days.

(9) Includes 15,449 shares owned by the estate of Mr. Arfmann's father as to which he disclaims beneficial ownership. Also includes options to purchase 137,535 shares, which are currently exercisable or become exercisable within 60 days.

(10) Includes warrants to acquire 80,000 shares, which are currently exercisable or become exercisable within 60 days.

               PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     Pursuant to the Bylaws, the authorized number of directors of the Company has been set at seven, and seven directors are to be elected at the meeting. Each nominee will be elected to hold office until the next annual meeting of shareholders or until his successor is elected and qualified.
Proxy holders will not be able to vote the proxies held by them for more than seven persons. If a quorum is present, the seven nominees having the highest number of votes cast in favor of their election will be elected. Should any nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his stead, of any other person the Board of Directors may recommend. Each nominee has expressed his intention to serve the entire term for which election is sought.

     THE BOARD OF DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH NOMINEE FOR THE BOARD OF DIRECTORS.

     The Board of Directors' nominees for the office of director are as follows:


                                                  YEAR FIRST
                                                  BECAME A
NAME                               AGE            DIRECTOR
----                               ---            ----------
John V. Atanasoff II               60             1993
(N)

Dean A. Leffingwell                46             1977(1)
(N)(S)

Vern D. Kornelsen                  62             1991
(A)(C)(N)

Robert L. Sullivan                 58             1985
(A)(C)

Clifford W. Mezey                  66             1989(1)
(C)(S)

John E. (Jack) Wolfe               56             1993
(A)(S)

Michael R. Barr                    46             1993
(S)

___________________
(A)  Member of the Audit Committee
(C)  Member of the Compensation Committee
(N)  Member of the Nominating Committee
(S)  Member of the Strategic Planning Committee

(1) Date became a director of RELA, Inc. ("RELA"). Became a director of the Company in October 1992 in connection with the merger of RELA and the Company.


     Mr. Atanasoff has been the Chief Executive Officer of the Company since June 1993. From 1989 until January 1993, Mr. Atanasoff served as chief executive officer of Cybernetics Products, Inc., a publicly-traded company that develops and manufactures computer controlled equipment for the electronics industry and computer graphic scanners and cameras for the motion picture and audio visual markets. For more than five years prior to 1989, Mr. Atanasoff held various senior management positions with the Fluid Technology Group of EG&G, Inc. and Textron Systems (formerly AVCO Systems).

     Mr. Leffingwell is a director and CEO of Requisite, Inc., a privately-held company that designs and develops object-oriented software tools for development and documentation. Mr. Leffingwell served as Chairman and Vice President of Business Development of the Company from October 1992 to June 30, 1993. Mr. Leffingwell also served as the Chief Executive Officer of RELA from January 1992 to October 1992. From 1977 to 1991, Mr. Leffingwell served as President and Chairman of RELA.

     Mr. Kornelsen is a certified public accountant, and has practiced in Denver, Colorado for more than five years. He is a director of a number of private companies.

     Mr. Sullivan has served since 1985 as Senior Vice President-Finance and Chief Financial Officer of CIBA Corning Diagnostic Corp., a manufacturer and marketer of medical diagnostic equipment and supplies. From 1962 to 1985, Mr. Sullivan held several operating and financial positions with Corning Glass Works.

     Prior to his retirement, Mr. Mezey was the majority owner and Chief Executive Officer of Mezey-Puroll Automotive, Inc., an automotive manufacturer's representative company in Michigan, for more than five years. He was the owner and Chief Executive Officer of Interstate Industries, Inc., a manufacturer of truck wiring harnesses in Michigan. Mezey-Puroll Automotive, Inc. sells certain RELA products in Michigan, upon which it receives the standard commission paid by RELA to RELA's other manufacturer's representatives.

     Mr. Wolfe has served as President and Chief Executive Officer since 1986 of Tytronics, Incorporated, a manufacturer and marketer of on-line liquid and gas analyzers to the process and environmental industries. Prior to 1986, he held various senior management positions with EG&G Sealol, Inc., Masoneilan International, Inc. (Division of Studebaker Worthington), Litton Industries and General Electric Company. Mr. Wolfe is a member of the board of directors of Holometrix, Inc.

     Mr. Barr is a founder of Vencor, Inc., an intensive care hospital company located in Louisville, Kentucky. He is a physical therapist, certified respiratory therapist and has served as Vice President - Operations and as a Director of Vencor, Inc., since 1985. From 1976 to 1985, he was Director of Rehabilitation at Rockcastle County Hospital in Mt. Vernon, Kentucky.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company has an Audit Committee, a Compensation Committee, a Nominating Committee and a Strategic Planning Committee. The Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with the independent auditors the corporate accounting practices and policies, (iii) reviewing with the independent auditors their final report, and (iv) being available to the independent auditors during the year for consultation purposes. The Audit Committee met four times in the fiscal year ended June 30, 1995. The Compensation Committee determines the compensation of the officers of the Company and performs other similar functions. The Compensation Committee met four times in the fiscal year ended June 30, 1995. The Nominating Committee is responsible for reviewing potential candidates for director and for the recommendation of candidates to the Board. The Nominating Committee did not meet during the fiscal year ended June 30, 1995. The Strategic Planning Committee is responsible for reviewing new product, licensing and acquisition, as well as other strategic issues. The Strategic Planning Committee met four times in the fiscal year ended June 30, 1995.

     Directors are reimbursed for expenses incurred for attending any Board or committee meeting. There is no family relationship between any current or prospective director of the Company and any other current or prospective executive officer of the Company.

     During 1995, there were five meetings of the Board of Directors. With the exception of directors Michael Barr and Jack Wolfe, during 1995 all directors attended at least 75% of the meetings of the Board and committees of the Board on which they were members.

COMPLIANCE WITH SECTION 16(A)

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended June 30, 1995 and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended June 30, 1995, to the best of the Company's knowledge, the Company's directors, officers and holders of more than 10% of its Common Stock complied with all Section 16(a) filing requirements.

EXECUTIVE OFFICERS

     The following persons are the executive officers of the Company:


NAME                                         POSITION
----                                         --------
John V. Atanasoff II               Chief Executive Officer and President

Bruce L. Arfmann                   Chief Financial Officer, Treasurer
                                    and Secretary

Lockett E. Wood, Ph.D.             Vice President

Ammon N. Balaster, Ph.D.           Vice President


     Information concerning the business experience of Mr. Atanasoff is provided under the section entitled "Election of Directors."

     BRUCE L. ARFMANN, AGE 48. Mr. Arfmann has served as Chief Financial Officer, Secretary and Treasurer of RELA since January 1991. Prior to joining RELA, he was a partner with Arthur Andersen & Co. from 1982 to 1990, in its Denver and Phoenix offices, serving a portion of that period as Partner-in-Charge of the Enterprise Practice.

     LOCKETT E. WOOD, PH.D., AGE 55. Dr. Wood served as a director of the Company since its inception in 1977 through 1993. Dr. Wood also served as President from the Company's inception through April 1986, at which time he became Chairman of the Board of Directors, serving in that capacity through September 1987. Dr. Wood resumed the Presidency in April 1991, which he held until October 1992, at which time he was appointed President of the Cybermedic Division of the Company. He has served as Chief Scientist since April 1986. Prior to founding the Company, Dr. Wood was with the National Bureau of Standards of the U.S. Department of Commerce for 14 years.

     AMMON N. BALASTER, PH.D., AGE 52. Dr. Balaster has served as Executive Vice President of RELA since 1991. Dr. Balaster has been with RELA for more than five years, at times also holding the position of Vice President and Secretary. His primary responsibilities while at RELA have been in the areas of marketing, sales, and business development.

     All executive officers are chosen by the Board of Directors and serve at the Board's discretion.

                     EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth the cash compensation earned for the fiscal years ended June 30, 1995, 1994 and 1993 by the Company's Chief Executive Officer and by the highest compensated executive officers who were serving as executive officers at the end of the 1995 fiscal year whose individual total cash compensation for the 1995 fiscal year exceeded $100,000.

                   SUMMARY COMPENSATION TABLE


                                                    LONG TERM COMPENSATION
                                ANNUAL COMPENSATION          AWARDS
                                ------------------- -----------------------
                                                    RESTRICTED
                                                       STOCK      OPTIONS/      ALL OTHER
NAME AND PRINCIPAL                SALARY   BONUS      AWARDS        SARS     COMPENSATION(3)
   POSITION                YEAR     ($)     ($)        ($)          (#)           ($)
------------------         ----  -------   ------   ----------   ---------   ---------------
John V. Atanasoff, II(1)   1995   92,965   26,845       -0-        40,000        1,573
  Chief Executive Officer, 1994  104,783   18,291       -0-       270,000        1,464
  President and Chairman   1993      -0-      -0-       -0-       300,000          -0-

Bruce L. Arfmann           1995   98,083   23,634       -0-        20,000          914
  Chief Financial Officer  1994   96,371   18,239       -0-        15,000          -0-
                           1993   94,600    3,000       -0-           -0-          -0-

Ammon N. Balaster          1995   94,963   16,049       -0-           -0-        1,390
   Vice President          1994   91,723      -0-       -0-           -0-        1,269
                           1993   86,331    5,000       -0-           -0-          -0-

Lockett E. Wood            1995   90,000   22,298(2)    -0-           -0-        1,534
   Vice President          1994   90,000      -0-       -0-           -0-        1,260
                           1993   91,385      -0-       -0-           -0-          -0-

_________________
(1)Mr. Atanasoff's employment commenced June 21, 1993.
(2)Includes a one-time payout of accrued vacation of $14,798.
(3)Contributions to 401(k) Plan.

              OPTION/SAR GRANTS IN LAST FISCAL YEAR

                       NUMBER OF
                       SECURITIES      PERCENT OF TOTAL       EXERCISE
                       UNDERLYING       OPTIONS/SARS            OR
                      OPTIONS/SARS   GRANTED TO EMPLOYEES    BASE PRICE
NAME                   GRANTED (#)     IN FISCAL YEAR         ($/SH.)     EXPIRATION DATE
----                  ------------   --------------------    ----------   ---------------
John V. Atanasoff II    40,000(1)           16.5%              1.66            9/8/99

Bruce L. Arfmann        20,000(1)            8.3%              1.66            9/8/99

Ammon N. Balaster          -0-               -0-                N/A               N/A

Lockett E. Wood            -0-               -0-                N/A               N/A

____________________
(1)  Options vest equally one-third each year commencing September 8, 1995.


     AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                FISCAL YEAR END OPTION/SAR VALUES


                                                   NUMBER OF
                                                   SECURITIES         VALUE OF
                                                   UNDERLYING        UNEXERCISED
                                                   UNEXERCISED      IN-THE-MONEY
                                                  OPTIONS/SARS      OPTIONS/SARS
                                                   AT FY-END     AT FISCAL YEAR-END
                            SHARES                    (#)               ($)
                          ACQUIRED ON    VALUE    -------------  ------------------
                           EXERCISE     REALIZED   EXERCISABLE/      EXERCISABLE/
NAME                         (#)          ($)     UNEXERCISABLE      UNEXERCISABLE
----                      -----------   --------  --------------     -------------
John V. Atanasoff II         -0-          -0-     470,000/140,000    159,800/34,000

Bruce L. Arfmann             -0-          -0-      130,868/20,000         5,100/-0-

Ammon N. Balaster            -0-          -0-             -0-/-0-           -0-/-0-

Lockett E. Wood              -0-          -0-       47,100/31,400     26,376/17,584


DIRECTOR COMPENSATION

  Directors of the Company who are not also employees of the Company are reimbursed all out-of-pocket expenses incurred in attending each meeting or committee meeting of the Board of Directors. In consideration of their service as Directors, non-employee directors Vern Kornelsen, Robert Sullivan and Clifford Mezey have each been granted warrants to purchase 30,000 shares of the Company's common stock at $1.625 per share. The warrants vested one-half on June 30, 1993 and one-half on June 30, 1994. Non-employee directors Dean Leffingwell, Jack Wolfe and Michael Barr have each been granted warrants to purchase 30,000 shares of the Company's common stock at $1.50 per share. The warrants vested one-half on June 30, 1994, and one-half on June 30, 1995, subject to continued service on the board as of each vesting date. In addition, non-employee directors Micheal Barr, Vern Kornelsen, Dean Leffingwell, Clifford Mezey, Robert Sullivan and Jack Wolfe have each been granted warrants to purchase 30,000 shares of the Company's common stock at $1.59 per share. These warrants vest one-half on June 30, 1996 and one-half on June 30, 1997, subject to continued service on the Board as of each vesting date. All director warrants have a five-year term from their vesting date. Former director William Coleman was granted warrants to purchase 15,000 shares of the Company's Common Stock at $1.625 per share. Warrants to purchase 105,000 shares expire in February 1998, warrants to purchase 90,000 shares expire in November 1998, and warrants to purchase 180,000 shares expire in June of 2000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

  In June 1993, the Company entered into an employment agreement with John V. Atanasoff II, Chief Executive Officer of the Company, which has a three-year term. The agreement fixes Mr. Atanasoff's compensation at $140,000 per year. The agreement also provides for incentive compensation in the form of an annual bonus, calculated as a percentage of annual salary, which is based on the overall profitability of the Company. From February 1994 to February 1995, Mr. Atanasoff agreed to a voluntary salary reduction. In connection with and as a condition of the employment agreement, Mr. Atanasoff executed a noncompetition agreement in which he agreed not to engage in competitive activities for a period of two years after his employment with the Company is terminated, whether voluntarily or involuntarily. The Company also agreed to pay relocation expenses of $25,000 and to grant a nonqualified stock option to purchase up to 300,000 shares of the Company's common stock at a purchase price of $1.25 per share. In April 1994, the nonqualified option was cancelled and replaced with a qualified option under identical price, terms and conditions. The option vests 100,000 shares per year over the next three years. If the Company terminates employment, for other than cause, at any time prior to June 1996, no vesting of the option shall occur after the date of termination, but Mr. Atanasoff will be entitled to receive a severance payment amounting to all compensation remaining under the Agreement; however, such payment shall not be less than one year's base salary if termination occurs after June 21, 1995. The agreement provides for severance pay equal to two years' base salary if termination is the result of a change in Company ownership greater than 30%. If Mr. Atanasoff terminates his employment prior to June 1996, no further vesting of the stock option shall occur, and the unexercised portion of the option, whether or not vested, shall terminate. Subject to these restrictions, each portion of the vested option shall be exercisable for five years after the date such portion has vested.

  In February 1994, the Company entered into separate employment and noncompete agreements with the Company's other officers, which fixes Mr. Arfmann's compensation at $101,000, Mr. Balaster's compensation at $95,000 and Mr. Wood's compensation at $90,000. From February 1994 to February 1995, Mr. Arfmann agreed to a voluntary salary reduction. The agreements provide for a severance payment equal to one year's salary if the officer's employment is terminated as a result of loss of officer status, relocation of the Company or for reasons other than cause. The agreement provides for a severance payment equal to two year's salary if within two years from the closing date of an acquisition of the Company, the officer is terminated without cause. The agreement has no fixed term and may be terminated by either party at any time. In connection with and as a condition of the employment agreement, each officer executed a noncompetition agreement in which he agreed not to engage in competitive activities for a period of one year after his employment is terminated, whether voluntarily or involuntarily.

  On October 19, 1992, the Company entered into a three-year sales representative agreement with an agency whose majority shareholder was Clifford W. Mezey. Such agreement provides territory and commission arrangements consistent with agreements entered into with other sales representatives of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS; LEGAL PROCEEDINGS

  During the fiscal year ended June 30, 1994, the Company sold 1,500,000 shares of common stock to a wholly-owned subsidiary of Vencor, Inc. ("Vencor"), in two private placement transactions involving the sale of 500,000 and 1,000,000 shares, respectively. Pursuant to an Agreement to Purchase and Sell Stock between the Company and Vencor dated December 3, 1993 (the "Purchase Agreement"), the Company agreed to take steps necessary to elect a representative of Vencor to the Company's Board of Directors and to use its best efforts to obtain such election for so long as Vencor owns at least 500,000 shares of the common stock of the Company. In the second private placement transaction, the Company issued to Vencor warrants to purchase 2,000,000 shares of Company common stock, which expire May 12, 1999. Of these warrants, 1,000,000 became exercisable in May 1995 at $1.80 per share, and 1,000,000 become exercisable in May 1996 at $2.52 per share. In connection with the second sale of stock to Vencor, the Company entered into a Standstill Agreement with Vencor dated as of June 30, 1994 pursuant to which Vencor will not acquire more than 40% of the Company's common stock for a period of five years. In addition, the Company agreed to take steps necessary to elect an additional representative of Vencor to the Company's Board of Directors and, for so long as Vencor owns at least 1,500,000 shares of the common stock of the Company, to use its best efforts to obtain the election of two Vencor representatives (including the Vencor representative provided for in the Purchase Agreement. Vencor waived its right to a second board seat for the 1995 and 1996 fiscal years. The Company entered into a product development agreement with Vencor, which provides for the Company to expend $800,000 over a two-year period to develop mutually agreed upon products that Vencor will purchase exclusively from the Company, while the Company will be unrestricted in its rights to sell the products. Michael R. Barr, a director of the Company, is the Vice President-Operations and a director of Vencor.

  Mezey-Puroll Automotive, Inc. filed a petition under Chapter 11 of the Federal Bankruptcy Code in February 1993, and was released from protection of the bankruptcy laws in August 1993. At the time of the bankruptcy, Clifford
W. Mezey, a director of the Company, was the Chief Executive Officer of Mezey-Puroll Automotive, Inc.

                      SHAREHOLDER PROPOSALS

  Any proposals from shareholders to be presented for consideration for inclusion in the proxy material in connection with the 1996 annual meeting of shareholders of the Company must be submitted in accordance with the rules of the Securities and Exchange Commission and received by the Secretary of the Company at the Company's principal executive offices no later than the close of business on June 17, 1996.

                          OTHER MATTERS

  All information contained in this Proxy Statement relating to the occupations, affiliations and securities holdings of directors and officers of the Company and their relationship and transactions with the Company is based upon information received from the individual directors and officers. All information relating to any beneficial owner of more than 5% of the Company's Common Stock is based upon information contained in reports filed by such owner with the Securities and Exchange Commission.

  The Company's independent public accountants for the fiscal years 1994, 1995 and 1996 are Arthur Andersen LLP. Representatives of such firm are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

  The Annual Report to Shareholders of the Company for the fiscal year ended June 30, 1995, which includes financial statements and accompanies this Proxy Statement, does not form any part of the material for the solicitation of proxies.

  The Company will furnish without charge a copy of its Annual Report on Form 10-KSB, including the financial statements, for the fiscal year ended June 30, 1995 filed with the Securities and Exchange Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 to any shareholder (including any beneficial owner) upon written request to Bruce L. Arfmann, Chief Financial Officer, 6175 Longbow Drive, Boulder, Colorado 80301. A copy of the exhibits to such report will be furnished to any shareholder upon written request therefor and payment of a nominal fee.

                          COLORADO MEDTECH, INC. PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 17, 1995

    The undersigned hereby constitutes, appoints, and authorizes John V. Atanasoff II and Bruce L. Arfmann, and each of them, as the true and lawful attorney and Proxy of the undersigned, with full power of substitution and appointment, for and in the name, place and stead of the undersigned to act for and vote as designated below, all of the undersigned's shares of the no par value Common Stock of Colorado MEDtech, Inc., a Colorado corporation, at the Annual Meeting of the Shareholders to be held November 17, 1995, at Hotel Boulderado, 2115 13th Street, Boulder, Colorado, at 3:00 p.m., and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Annual Meeting dated October 17, 1995, receipt of which is hereby acknowledged.

1. Approval of the election of each of the seven nominees named herein for the office of director to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified.

For all nominees listed below           WITHHOLD AUTHORITY
(EXCEPT AS MARKED TO THE CONTRARY       to vote for all listed below / /
BELOW) / /

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A
              LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

J. Atanasoff II, D. Leffingwell, V. Kornelsen, R. Sullivan, C. Mezey, J. Wolfe,
                                  and M. Barr

2. The Proxy is authorized to vote upon any other business as may properly come before the Annual Meeting or any adjournments thereof.
________________________________________________________________________________

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COLORADO MEDTECH,
                                      INC.

    PLEASE SIGN AND RETURN THIS PROXY USING THE ENCLOSED PRE-PAID ENVELOPE.

THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND
                                  THE MEETING.

    The undersigned hereby revokes any Proxies as to said shares heretofore given by the undersigned, and ratifies and confirms all that said attorney and Proxy may lawfully do by virtue hereof.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

DATED: -------------------------- , 1995   -----------------------------------------
                                           Signature(s) of Shareholder(s)

                                           -----------------------------------------
                                           Signature(s) of Shareholder(s)

                                           Signature(s)  should   agree   with   the
                                           name(s) shown hereon. Executors,
                                           administrators,  trustees,  guardians and
                                           attorneys should indicate their  capacity
                                           when  signing.  Attorneys  should  submit
                                           powers of attorney. When shares are  held
                                           by  joint tenants, both should sign. If a
                                           corporation,   please   sign   in    full
                                           corporate  name  by  President  or  other
                                           authorized  officer.  If  a  partnership,
                                           please   sign  in   partnership  name  by
                                           authorized person.